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                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         This First Amendment to Second Amended and Restated Credit Agreement (this "First Amendment") is entered into as of April 9, 1999 among SHOREWOOD PACKAGING CORPORATION (the "U.S. Borrower") and SHOREWOOD CORPORATION OF CANADA LIMITED (the "Canadian Borrower") (collectively, the U.S. Borrower and the Canadian Borrower are referred to as the "Borrowers"), NATIONSBANK, N.A., as Administrative Agent, THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         A. The Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of October 29, 1998 (the "Credit Agreement").

         B. The Borrowers have requested, and the Required Lenders have agreed, to amend the terms of the Credit Agreement as set forth below.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Section 1.1. Clause (k) in the definition of "Permitted Investments" set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(k) other Investments not to exceed $30 million, in the aggregate, at any time outstanding (on a cost basis)."

         2. Amendment to Section 6.17. Section 6.17 of the Credit Agreement is amended and restated in its entirety to read as follows:

         6.17     USE OF PROCEEDS; MARGIN STOCK.

         The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 7.10. None of such proceeds will be used in violation of Regulation U or Regulation X.

         3. Representations and Warranties. The Borrowers hereby represent and warrant to the Agents and the Lenders that (a) subsequent to the execution and delivery of this First Amendment, no Default or Event of Default exists under the Credit Agreement or any of the
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other Loan Documents; (b) all of the representations and warranties set forth in the Loan Documents are true and correct as of the date hereof; (c) the liens created and evidenced by the Loan Documents (including, without limitation, the Stock Pledge Agreements) are valid and existing liens of the recited priority; and (d) since the date of the last financial statements of Borrowers delivered to Lenders, there has not occurred any event or condition that has caused or could reasonably he expected to cause a Material Adverse Effect.

         4. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         5. Authority/Enforceability. Each of the Borrowers, the Guarantors, the Agents and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                  (b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         6. Counterparts/Telecopy. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         8. Entirety. This First Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

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         This First Amendment shall be deemed to be effective as of the day and year first above written.

                              BORROWERS:

                              SHOREWOOD PACKAGING CORPORATION


                              By:
                                 ----------------------------------------------
                              Name:    Howard M. Liebman
                              Title:   Executive Vice President / CFO



                              SHOREWOOD CORPORATION OF CANADA LIMITED


                              By:
                                 ----------------------------------------------
                              Name:    Howard M. Liebman
                              Title:   Vice President

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT



                                       LENDERS:

                                       NATIONSBANK, N.A., in its capacity as
                                       Administrative Agent and as a Lender


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       THE BANK OF NOVA SCOTIA, in its
                                       capacity as Canadian Administrative
                                       Agent and as a Lender


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       CRESTAR BANK


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       THE CHASE MANHATTAN BANK



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       PARIBAS


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       FLEET BANK N.A.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       THE BANK OF NEW YORK

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       FIRST UNION NATIONAL BANK


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       US  TRUST BANK


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       BANK HAPOALIM B.M.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       BANK LEUMI USA


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       ABN AMRO BANK N.V.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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                      SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                       SOCIETE GENERALE


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

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The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this First Amendment and agree that this First Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under their respective Guaranty Agreements.

                                       SHOREWOOD TECHNOLOGIES, INC., a
                                       Delaware corporation
                                       SHOREWOOD PACKAGING OF DELAWARE, INC.,
                                       a Delaware corporation


                                       By:
                                          -------------------------------------
                                          Name:   Howard M. Liebman
                                          Title:  Vice President and Treasurer


                                       SHOREWOOD PACKAGING CORPORATION
                                       OF GEORGIA, a Georgia corporation
                                       SHOREWOOD PACKAGING OF NORTH
                                       CAROLINA, INC., a Delaware corporation
                                       COMPANY OF VIRGINIA, INC. (f/k/a
                                       SHOREWOOD PACKAGING OF VIRGINIA, INC.),
                                       a Virginia corporation
                                       SHOREWOOD PACKAGING OF CALIFORNIA, INC., a California corporation
                                       SHOREWOOD PACKAGING COMPANY
                                       OF ILLINOIS, INC., an Illinois
                                         corporation
                                       SHOREWOOD TRANSPORT, INC., a New York
                                       corporation


                                       By:
                                          -------------------------------------
                                       Name:  Howard M. Liebman
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                             [signatures continued]

                                       SHOR-WRAP, INC., a Delaware corporation
                                       SHOREWOOD PACKAGING CORPORATION
                                         OF ALABAMA, an Alabama corporation
                                       SHOREWOOD PACKAGING CORPORATION OF
                                         NEW YORK, a New York corporation
                                       SHOREWOOD ACQUISITION CORP. OF DELAWARE, a Delaware corporation
                                       SHOREWOOD PACKAGING CORPORATION OF
                                         VIRGINIA (f/k/a SHOREWOOD PAPERBOARD
                                         CORPORATION OF VIRGINIA,. a Delaware
                                         corporation
                                       SPC COMPANY OF NEW YORK, INC. (f/k/a
                                         SHOREWOOD PAPERBOARD CORPORATION OF
                                         NEW YORK), a New York corporation
                                       SHOREWOOD PACKAGING CORPORATION OF
                                         CONNECTICUT (f/k/a SHOREWOOD/HEMINGWAY
                                         SET-UP BOX CORPORATION, a Connecticut
                                         corporation
                                       SHOREWOOD PACKAGING CORPORATION OF
                                       OREGON, an Oregon corporation
                                       SHOREWOOD HOLOGRAPHIC PATTERNS, INC.,
                                        a Delaware corporation


                                       By:
                                          -------------------------------------
                                       Name:  Howard M. Liebman
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                             [signatures continued]

                                       SHOREWOOD PACKAGING CORPORATION OF
                                         KENTUCKY, a Kentucky corporation,
                                       SHOREWOOD PACKAGING CORPORATION OF
                                         INDIANA, an Indiana corporation
                                       SHOREWOOD PACKAGING CORPORATION OF NEW
                                         JERSEY, a New Jersey corporation


                                       By:
                                          -------------------------------------
                                       Name:  Howard M. Liebman
                                       Title: Vice President and
                                              Chief Financial Officer

                                       SHOREWOOD PACKAGING CORP. OF
                                       CANADA LIMITED, a Canadian corporation
                                       SHOREWOOD CARTON CORPORATION
                                       LIMITED (f/k/a TORONTO CARTON
                                       CORPORATION LIMITED), an
                                       Ontario corporation
                                       SPC CORPORATION LIMITED
                                       (f/k/a SHOREWOOD PAPERBOARD
                                       CORPORATION LIMITED), an
                                       Ontario corporation

                                       By:
                                          -------------------------------------
                                       Name:  Howard M. Liebman
                                       Title: Vice President